MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

                   SUPPLEMENT DATED AUGUST 28, 1997 TO THE
                      PROSPECTUS DATED DECEMBER 20, 1996


     The disclosure set forth under "DIRECTORS AND OFFICERS" is amended by adding the following:

     JOHN LOFFREDO, CFA (33) -- Vice President and Portfolio Manager(1)(2) -- Vice President of the Investment Adviser since 1991.



Code #11263-1296ALL